2022 Annual Meeting of Shareholders Presentation NASDAQ: PBHC May 13, 2022 Chris R. Burritt James A. “Jim” Dowd Walter F. Rusnak Chairman of the Board President & CEO Senior VP & CFO 1

Welcoming Remarks Chris R. Burritt Chairman of the Board 2

Forward Looking Statements This presentation may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expressions that are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: Credit quality and the effect of credit quality on the adequacy of our allowance for loan losses; Deterioration in financial markets that may result in impairment charges relating to our securities portfolio; Competition in our primary market areas; Changes in interest rates, inflation and national or regional economic conditions; Changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; Significant government regulations, legislation and potential changes thereto; A reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; Increased cost of operations due to regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; Cyberattacks, computer viruses and other technological threats that may breach the security of our websites or other systems; Technological changes that may be more difficult or expensive than expected; Government action in response to the Covid-19 pandemic and its effects on our business and operations, including vaccination mandates and their effects on our workforce, human capital resources and infrastructure; Limitations on our ability to expand consumer product and service offerings due to consumer protection laws and regulations; and Other risks described herein and in the other reports and statements we file with the SEC. Note: The following presentation includes certain financial measures that are not calculated according to Generally Accepted Accounting Standards (GAAP) promulgated in the United States. These measures are reconciled to promulgated GAAP in the Appendix included within this document. 3

Agenda – 2022 Annual Meeting of Shareholders Introduction of Directors, Management and Guests Conduct of the Meeting Notice and proxy Report of Inspector of Elections Meeting proposals Call for vote Management Presentation and Written Questions & Verbal Answers to Follow Results of Shareholder Vote Meeting Adjournment 4

Board of Directors 5

Executive Officers Current Position Since James A. Dowd, CPA President & Chief Executive Officer 2022 Ronald Tascarella Executive Vice President & Chief Banking Officer 2006 Calvin L. Corriders Regional President, Syracuse Market, Human Resource Director 2017 William O’Brien Senior Vice President, Chief Risk Officer & Corporate Secretary 2020 Daniel R. Phillips Senior Vice President & Chief Information Officer 2014 Walter F. Rusnak, CPA, CGMA Senior Vice President, Chief Financial Officer & Controller 2019 6

Independent Registered Public Accounting Firm Tamara L. Gamble, CPA Partner Bonadio & Company, LLP 7

Business of 2022 Annual Meeting of Shareholders The election of two directors, each for a one-year term: David A. Ayoub John F. Sharkey, III The election of four directors, each for a three-year term: Eric Allyn Meghan Crawford-Hamlin Adam C. Gagas Melanie Littlejohn The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2022 8

Executive Management Presentation James A. Dowd, President and Chief Executive Officer Walter F. Rusnak, Senior Vice President, Chief Financial Officer & Controller 9

10 Introduction to Pathfinder Bancorp, Inc. Market Performance Corporate Financial Highlights Strategy – Where We Are Going Lower Cost of Funds Control Operating Expenses Increase Recurring Non-Interest Income Table of Contents

11 Company Overview Key Milestones Corporate Highlights Introduction to Pathfinder Bancorp, Inc.

12 Branch Map Corporate Overview Originally opened as Oswego City Savings Bank in 1859; became Pathfinder Bank in 2000 Headquartered in Oswego, NY Operates 11 locations in the Central New York area 10 full-service locations in the Syracuse MSA and 1 loan production office in Utica, NY In 2014, converted from Mutual Holding Company (MHC) to 100% publicly-owned institution through a “Second Step” transaction Pathfinder Bancorp, Inc. operates today as a Single Bank Holding Company (NASDAQ: PBHC) which is the 100% owner of Pathfinder Bank The Company began trading publicly on the NASDAQ exchange in November 1995 Castle Creek Capital was the lead investor in a $19.6 million preferred stock offering(3) in May 2019 and currently owns a 31.7% fully-diluted position(4) 23.9%(5) fully-diluted insider ownership, excluding Castle Creek Capital Note: “2022 YTD” data as of March 31, 2022 (1) Includes $17.9 million of nonvoting equity at March 31, 2022 (2) Total RBC Ratio shown for Pathfinder Bank (3) $19.6 million of net proceeds received from $20.8 million gross offering amount (4) Includes GAAP-based dilution calculation of the 125,000 notional share Warrant (5) As of the record date of March 24, 2022 and includes all options that vest within 60 days of the record date Company Overview

13 Company Overview: Operating in a Stable, Growing, Market Syracuse MSA, New York The Syracuse MSA has a population of 480,012 and a median household income of $67,947. The Syracuse MSA Median Household income is anticipated to grow 8.9% between 2022 and 2027. Encompasses over 3,000 square miles comprised of three counties – Madison, Onondaga, and Oswego. Home to a diverse range of industries, including Healthcare, Education, Defense, Public Administration, Utilities, and Finance & Insurance. Key employers in the Central New York area include SUNY Upstate Medical University, St. Joseph’s Health, Lockheed Martin, and Syracuse University. Ranked No. 63 overall and No. 2 in New York on U.S. News & World Report’s 150 Best Places to Live in the U.S. (2021).

14 Company Overview: Expanding Digital Presence Serving Customers Via Multiple Channels Much Progress Made, but Key Focus on Expanding Pathfinder’s Digital Presence - Especially in Business Banking and Cash Management Services Link accounts to other financial institutions: Mobile deposits: Track spending:

15 Key Milestones 2015 Issued $10 million subordinated loan agreement maturing in 2025 and callable after October 2020 2011 Opened first branch in Onondaga County (Syracuse market) 2018 Total assets increased from $561 million at December 31, 2014 to $933 million at December 31, 2018 2019 Private Placement Equity Capital Raise of $19.6 million (net proceeds) led by Castle Creek (has board observer rights) 2014 Organic growth funded by Second Step transaction 2016 Proceeds from subordinated loan agreement used to repay SBLF preferred stock that was issued in 2011 1995 Converted from mutual institution to mutual holding company structure (MHC) 1995 2022 2018 Opened LPO in the Mohawk Valley (Utica banking office) in October and third branch in Onondaga County in Clay 2014 Opened branch in downtown Syracuse 2014 Converted from MHC to 100% publicly-owned institution through “Second Step” transaction 2020/2021 Completion of $25 million private placement of subordinated loan in October 2020 at 5.5% and maturing in 2030. Proceeds partially used in April 2021 to redeem a previously issued $10m subordinated loan at 6.25% maturing in 2025

16 Corporate Highlights Experienced Management Team Backed by a Leading Institutional Investor Senior management has decades of experience in the community banking industry Appointed President and CEO in 2022, James Dowd has over 27 years of banking experience; and previously served as Chief Operating Officer of the Company and the Bank Walter Rusnak, CFO and Controller, has over 30 years of banking experience and has relevant experience in accounting, treasury, investment and financial management The Board and management own 23.9%(1) of the voting shares. An affiliate of Castle Creek Capital LLC owns 31.7% of the Company on a fully diluted basis including non-voting shares and warrants(2) Improving Profitability Metrics Improving profitability with a 38 bps increase in ROAA and 448 bps increase in ROAE from 2020 to 2021 Improving expense control with an 8.2% decrease in efficiency ratio with a 3 bps increase in noninterest expense / average assets from 2020 to 2021; low net non-interest expense to average assets of 1.68% in 2021 provides cushion against NIM compression Well-Diversified Portfolio with Good Credit Quality PBHC’s loan portfolio is well diversified, primarily consisting of commercial and residential mortgage loans (35% and 28%, respectively) and commercial loans (19%) Net charge-offs / average loans of 0.10% in 2021 and 0.09% on average for the last 3 years Well-Capitalized The Bank has a Tier 1 leverage ratio of 9.52% and total RBC ratio of 15.19% as of December 31, 2021 The Company has been proactive in supplementing capital ratios for future growth as exhibited by our subordinated debt issuances in 2015 and 2020, and an equity capital raise in 2019; additionally, the Company had $13.6 million in holding company cash as of December 31, 2021 Focus on Measured Growth & Risk Mitigation Bank positioned as the market share leader in Oswego County, NY by deposit market share (45.0% deposit market share(3)) with a growing presence in the attractive Onondaga County market Consistent balance sheet growth over the past 5 years; total loan CAGR of 11.4% and total deposit CAGR of 11.6% since 2016 Maintained ALLL at 1.55% of total loans at December 31, 2020 and December 31, 2021 (1.59% excluding PPP loans) (1) As of the record date of March 24, 2022 and includes all options that vest within 60 days of the record date (2) Includes 125,000 of in the money warrants (3) Data from FDIC Summary of Deposits Report as of 6/30/21

17 Corporate Highlights: High Insider Ownership Shows Confidence Source: Pathfinder Proxy Statement Note: Data as of the record date of March 24, 2022 and includes all options that vest within 60 days of the record date Strong Ownership Across Senior Management & Board of Directors Creates Direct Alignment With Investors Castle Creek Capital LLC owns 31.7% of the Company on a fully diluted basis including non-voting shares and warrants 23.9% fully-diluted insider ownership Ownership Distribution By Holder Type for Voting Common Stock Ownership Disclosures

18 Expanding Market Share Note: Deposit data as of June 30, 2021 Largest bank by deposit market share in Oswego County Controls approximately 45% of the county’s deposits Growing presence in Onondaga County with three locations; the newest added in November 2018 Fourth Onondaga County Branch (City of Syracuse), opening mid-2022

19 A Well Diversified Loan Portfolio… Well-diversified loan portfolio primarily comprising of commercial and residential mortgage loans and commercial loans Over past five (5) years, this mix has shifted significantly towards more commercial and commercial mortgage loans

20 … And a Well Diversified Deposit Base Well-diversified deposit mix, recently improving trends in increasing the levels of strategically-important demand deposits

21 Consistent Loan and Deposit Growth Note: “2022 data as of 1st Quarter March 31, 2022 (1) Includes convertible preferred equity in 2019 and 2020 ‘15-’20 CAGR = 14.5% ‘15-’20 CAGR = 15.2% ‘15-’20 CAGR = 7.0% ‘15-’20 CAGR = 13.9%

22 Well Capitalized Based on Regulatory Capital Ratios Note: Dotted line marks what is considered well capitalized 2022 YTD is as of 1st Quarter March 31, 2022

23 Market Performance Share Price Performance Performance vs. Peers Market-Based Expectations

24 PBHC Share Price Performance: Performance Now Above Peers Historically, Also Above the S&P 500 YTD, and for the Trailing 12 and 36 Months Source: S&P Global Market Intelligence as of 5/9/2022 Pathfinder and KBW Regional Banking Index (KBW-RBI) underperforming S&P 500 over past five (5) years, but Pathfinder is PBHC PBHC outperforming both the KBW-RBI YTD and in the trailing 12 and 36 months and YTD.

25 Tangible Book Value Per Common Share and Market Price Per Share (as of May 11, 2022)

26 Tangible Book Value Per Common Share and Earnings Per Share (EPS) – Fully Diluted

27 Corporate Financial Highlights Walter F. Rusnak, SVP, Chief Financial Officer

28 Improving Profitability: Increasing ROAA and ROAE Note: “2022 YTD” data as of March 31,2022 Trend in returns on average equity are positive since the second half of 2019 through December 31, 2021.

29 Revenue and Operating Expense Trends (000’s)

30 Improved Efficiency Ratios In Recent Periods and Reduced Non-Interest Expense Relative to Total Assets Note: “2022 YTD” data as of March 31,2022 The efficiency ratio (lower is better) and noninterest expenses as a percentage of average assets improved through December 2021 and are being carefully managed in the current (potentially difficult) environment.

31 Future Risks of Net Interest Margin Compression Partially Mitigated by Balance Sheet Positioning Over the Past 24 Months (1) This is a forward looking projection relying on internal analyses performed by Company management. The analyses are based on the interest-earning assets and liabilities on the Company’s balance sheet at March 31, 2022. This projection considers both forecasted asset/liability repricing as well as anticipated reinvestment rates for expected future asset and liability cash flows. The analyses were prepared in consideration of forward and spot Treasury and swap markets observations at March 31, 2022. These markets are subject to frequent and potentially significant changes and, therefore, no absolute assurance can be made as to the accuracy of the resultant forward projections. Q1 2022 drop in NIM due to transitory settlement factors related to the acquisition of certain consumer loan pools in late 2021 (book value of $43.5 million). 2022 full year NIM is expected to be approximately 3.13-3.18%1

32 Nonperforming Loans (NPLs) Have Nearly Returned to Pre-Covid Ratios 1.52% ALLL/Total Loans at March 31, 2022 Provides Significant Buffering Against Future Credit Issues Note: 2022 data as of 1st Qtr. March 31,2022. Loan charge-offs annualized in 2022 for comparability

33 Strategy – Key Performance Metrics Update

34 Strategic Plan Shifting Focus: Concepts Introduced at the May 2019 Shareholders’ Meeting: Lower Cost of Funds Rebalance deposit mix: Non-maturity deposits Business Accounts Digital Banking/Treasury Management Control Operating Expenses Reduce net income pressure resulting from potential margin compression Enhance efficiency ratio Increase Recurring Noninterest Income Service fees have been reset to market Insurance and investment services revenue growth as key contributors

35 Strategic Plan – Lower Cost of Funds (3 Year Horizon) Deposit Mix and Cost Comparison (dollars in thousands) These improvements were significantly influenced by changes in retail customer’s activities and by business deposits associated with Paycheck Protection Program (PPP) loan originations. These factors were related to governmental responses to the effects of the COVID-19 pandemic. Similar effects were experienced, to varying degrees, by the majority of our peers. The rate at which these deposits normalize in the future can not be predicted with certainty.

36 Strategic Plan – Control Operating Expenses (3 Year Horizon) Operating Expense Comparison Year over Year (dollars in thousands)

37 Strategic Plan – Increase Recurring Noninterest Income (3 Year Horizon) Noninterest Income Year over Year (dollars in thousands)

Questions and Discussion 38

Voting Results Chris R. Burritt, Chairman Inspector of Elections Report, William O’Brien, Corporate Secretary 39

2022 Annual Meeting of Shareholders Meeting Adjourned Thank You for Attending 40

41 Appendix: Reconciliation of Non-GAAP Financial Measures Used In This Presentation